                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5482

                         SCUDDER HIGH INCOME TRUST FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Income Trust

Annual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment Plan

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. The fund may invest in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 11/30/04
Scudder High Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	16.53%	14.59%	6.44%	8.04%
Based on Market Price	13.47%	11.05%	8.47%	9.88%
CS First Boston High Yield Index(b)	12.85%	13.34%	8.11%	8.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/04	As of 11/30/03
Net Asset Value	$ 6.15	$ 5.81
Market Price	$ 7.39	$ 7.17
Distribution Information
Twelve Months: Income Dividends as of 11/30/04	$ .64
November Income Dividend	$ .0530
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/04+	10.34%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/04+	8.61%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder High Income Trust

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in March 1998 and the fund team in 2002.

Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

In the following interview, Portfolio Manager Andrew Cestone discusses the Scudder High Income Trust's strategy and the market environment during the 12-month period ended November 30, 2004.

Q:  How did the high yield bond market perform during the period?

A:  Continuing the trend that has been in place since late 2002, high yield bonds provided both positive absolute returns and strong relative performance during the past year. High yield was the best-performing area within the bond market for the period, reflecting the continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index — the fund's benchmark — returned 12.85%, strongly ahead of the 4.44% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one-year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Despite concerns about rising interest rates, higher commodity prices, the US presidential election and geopolitical tensions during the period, the high yield market performed well as the positive fundamental underpinnings of the market remained in place. Helped by a stronger US economy and low interest rates, high yield companies continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Another key factor supporting the asset class was the continued decline in defaults. At the end of November 2004, Moody's 12-month rolling default rate stood at 2.4% compared with 5.4% at the end of November 2003.2 In addition to lower defaults, recovery rates also increased.3 Lastly, the ratio of rating upgrades to downgrades has improved significantly.4 This ratio stood at approximately 1.2 for the quarter ended September — another indication of the market's improved fundamentals.

2 Source: Moody's Investors Service.

3 The recovery rate is the amount investors recover when a bond defaults.

4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked Aaa. The riskiest bonds are generally rated Ccc and below.

These favorable fundamental trends were reflected in the continued compression of the high yield market's yield spread versus Treasuries.5 Compressing yield spreads indicated that the market perceived less risk in the asset class than at the start of the period. At the close of the period, the spread stood at 357 basis points (3.57 percentage points), versus 474 basis points six months earlier and 509 basis points one year ago.

5 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

Q:  How did the fund perform?

A:  The fund outperformed its benchmark for the period based on its net asset value (NAV) and market price per share return. The fund's benchmark, the CS First Boston High Yield Index, gained 12.85% for the period. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

The fund's NAV total return for the 12-month period ended November 30, 2004 was 16.53%. The November 30, 2004, NAV per share was $6.15, compared with $5.81 12 months ago. Its market price as quoted on the NYSE returned 13.47% to close at $7.39 per share. The fund's market price stood at $7.17 12 months ago. The market price premium of the shares, as a percentage of NAV, was 20.16% on November 30, 2004.

The fund's NAV performance was helped by the fact that the fund employed leverage: In other words, the use of borrowed money to buy additional securities. The fund was leveraged throughout the year, meaning that the fund used the maximum amount of borrowed money permitted by the loan agreement. At the close of the period, the portfolio was about 26% leveraged, meaning that the fund invested approximately $65 million of total portfolio assets to achieve additional market exposure. This enabled the fund to take advantage of a favorable market environment.

Q:  How did individual security selection affect performance?

A:  Adding to performance was security selection and overweight positions in ARCO Chemical Co. (Lyondell), GEO Specialty Chemicals, Inc., Dex Media East LLC/Financial, Georgia Pacific Corp., Petro Stopping Centers, Millenium America, Inc. and Avecia Group PLC. The bond prices of the chemical companies ARCO/Lyondell, GEO Specialty and Millenium rallied from undervalued levels following favorable indications of improved demand and pricing in the chemical sector. Avecia's bonds increased in price as the company continued to sell assets. Dex Media, a diversified media company that has been a consistent strong performer over past quarters, was also a positive contributor to performance for the period. Georgia Pacific, a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and it has continued to add value. ARCO/Lyondell, Georgia Pacific and Dex Media are among the portfolio's largest holdings. The bonds of Petro Stopping Centers, a truck stop service company, also added to performance. The fund benefited first from having the company's existing bonds called at a premium, and second from the newly issued bonds trading up in value. Overseas holdings such as ISPAT Inland ULC, a steel company, and Fage Dairy Industry SA, a Greek food and dairy company, also helped performance.

Securities that detracted from performance for the period included Dobson Cellular Systems, Inc., Oxford Automotive, Inc., Paxson Communications Corp. and underweights in Revlon Consumer Products Corp. and FINOVA Group, Inc. Dobson Cellular, a wireless company in which the fund holds an overweight position, reported lower-than-expected financial results during the period, which resulted in the bonds' drifting lower in price. We have since pared back the fund's position in Dobson to a smaller overweight. Oxford Automotive, an auto parts supplier, filed for bankruptcy protection during the period. Although we did not anticipate this corporate action, we have since added to the position at lower levels and intend to hold the bonds until they reach what we believe is their intrinsic value. The preferred securities of Paxson Communications, a broadcasting television company, dropped in price amid investor concerns over liquidity and the company's ability to sell itself, or its assets, at favorable levels. An underweight early in the period to FINOVA, a financial services company whose bonds gained in price, detracted from results. We have since added to the fund's position in FINOVA, and at the end of the fiscal year maintained an overweight in the credit, which has aided performance of late.

Q:  Outside of individual security selection, what factors helped and hurt performance?

A:  Keeping on course with our strategy, we continued to find good relative value opportunities in securities in the middle quality spectrum. During the past fiscal year, CCC/split CCC, split B and B-rated securities were among the best-performing quality segments, returning 18.56%, 14.87% and 12.91%, respectively, as measured by the CS First Boston High Yield Index. As a result, the portfolio's overweight in these credit quality areas was a positive contributor to performance.6 Also adding to return was our underweight in higher-quality securities (those rated BB and above) which, as a group, returned 11.16% for the period as measured by the CS First Boston High Yield Index. We have increased our foreign exposure from 10.6% at the beginning of the period to about 15.9% at the end of the period, as we believe these securities to be good relative value opportunities. Distressed (CC, C and defaulted) securities also outperformed the market, returning 17.28%, as measured by the CS First Boston High Yield Index. The fund's underweight in this credit quality segment detracted from performance.

6 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Q:  What is your view on the current state of the high yield market?

A:  We believe that the fundamentals of the asset class remain strong for the short- and mid-term, as economic activity is robust, and defaults should remain low. While valuations are no longer cheap, they are still fair given this outlook. However, the volatility of the market could increase depending on interest rates or developments in the geopolitical arena. Still, it is important to keep in mind that the high yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place — a positive for the asset class. High yield cycles tend to last a number of years, and although rising interest rates may cause yield spreads to increase at some point, we would not expect this to occur in a meaningful way in the near term.

Given our positive outlook for the asset class as a whole, we expect to remain modestly aggressive, and believe that we can add value over the long term through our security selection. For the time being, we will continue to maintain an overweight to higher-yielding securities, but would like to point out that a number of these credits include those we anticipate will be upgraded. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Portfolio Composition (Excludes Securities Lending Collateral)	11/30/04	11/30/03

Corporate Bonds	73%	80%
Foreign Bonds — US$ Denominated	20%	13%
Foreign Bonds — Non US$ Denominated	3%	1%
Cash Equivalents	1%	2%
Asset Backed	1%	1%
Convertible Preferred Stocks	1%	1%
Preferred Stocks	1%	1%
US Government Backed	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (As a percentage of Corporate and Foreign Bonds)	11/30/04	11/30/03

Consumer Discretionary	23%	26%
Industrials	17%	16%
Materials	17%	14%
Telecommunication Services	14%	13%
Energy	7%	10%
Financials	7%	6%
Consumer Staples	4%	4%
Utilities	4%	5%
Health Care	3%	3%
Information Technology	2%	1%
Sovereign Bonds	2%	2%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/04	11/30/03

BBB	4%	3%
BB	24%	28%
B	50%	54%
Below B	22%	15%
	100%	100%
Interest Rate Sensitivity	11/30/04	11/30/03

Average Maturity	5.9 years	7.4 years
Duration	4.1 years	5.1 years

Portfolio composition, corporate and foreign bond diversification, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio November 30, 2004

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 96.1%
Consumer Discretionary 25.6%
Adesa, Inc., 7.625%, 6/15/2012	340,000	357,000
AMC Entertainment, Inc., 8.0%, 3/1/2014	730,000	719,050
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	720,000	730,800
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	850,000	816,000
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (e)	680,000	632,400
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009 (e)	460,000	486,450
Caesars Entertainment, Inc., 9.375%, 2/15/2007	235,000	258,500
Carrols Corp., 9.5%, 12/1/2008 (e)	445,000	459,685
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	1,575,000	1,074,937
9.625%, 11/15/2009 (e)	1,070,000	888,100
10.25%, 9/15/2010	1,880,000	1,964,600
CSC Holdings, Inc., 7.875%, 12/15/2007	700,000	745,500
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,365,000	2,885,300
DIMON, Inc.:
7.75%, 6/1/2013	445,000	461,687
Series B, 9.625%, 10/15/2011	1,680,000	1,827,000
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	245,000	249,288
Series B, 9.0%, 5/1/2009	110,000	139,659
Series D, 9.0%, 5/1/2009 (e)	385,000	368,637
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	790,000	79
EchoStar DBS Corp.:
6.375%, 10/1/2011	140,000	143,150
144A, 6.625%, 10/1/2014	300,000	303,750
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	290,000	189,950
Foot Locker, Inc., 8.5%, 1/15/2022	250,000	271,875
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	870,000	852,600
General Motors Corp., 8.25%, 7/15/2023	505,000	515,076
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	585,000	491,400
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	680,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	645,000	465,206
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	539,339	504,956
Jacobs Entertainment Co., 11.875%, 2/1/2009	1,255,000	1,415,012
Kellwood Co., 7.625%, 10/15/2017	145,000	157,053
Levi Strauss & Co.:
7.0%, 11/1/2006 (e)	545,000	553,175
12.25%, 12/15/2012 (e)	365,000	385,075
LIN Television Corp., 6.5%, 5/15/2013 (e)	35,000	35,875
Mediacom LLC, 9.5%, 1/15/2013 (e)	1,245,000	1,216,988
MGM MIRAGE:
8.375%, 2/1/2011 (e)	1,110,000	1,245,975
9.75% , 6/1/2007	115,000	127,506
Mothers Work, Inc., 11.25%, 8/1/2010 (e)	215,000	210,700
NCL Corp., 144A, 10.625%, 7/15/2014	740,000	758,500
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	665,000	493,763
Paxson Communications Corp., 10.75%, 7/15/2008 (e)	520,000	534,300
PEI Holding, Inc., 11.0%, 3/15/2010	680,000	788,800
Petro Stopping Centers, 9.0%, 2/15/2012	1,040,000	1,097,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	170,000	183,175
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	575,000	621,000
PRIMEDIA, Inc.:
144A, 7.665%**, 5/15/2010	965,000	993,950
8.875%, 5/15/2011 (e)	510,000	525,300
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	525,000	488,250
Renaissance Media Group LLC, 10.0%, 4/15/2008	690,000	714,150
Rent-Way, Inc., 11.875%, 6/15/2010	450,000	508,500
Restaurant Co., 11.25%, 5/15/2008	842,549	846,762
Sbarro, Inc., 11.0%, 9/15/2009 (e)	505,000	505,000
Schuler Homes, Inc., 10.5%, 7/15/2011 (e)	740,000	843,600
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,475,000	1,537,687
8.75%, 12/15/2011	945,000	1,013,513
Sonic Automotive, Inc., 8.625%, 8/15/2013 (e)	1,065,000	1,144,875
Toys "R" Us, Inc.:
7.375%, 10/15/2018	1,325,000	1,245,500
7.875%, 4/15/2013 (e)	535,000	539,681
True Temper Sports, Inc., 8.375%, 9/15/2011 (e)	400,000	356,000
Trump Holdings & Funding, 11.625%, 3/15/2010*	515,000	556,200
TRW Automotive, Inc.:
11.0%, 2/15/2013	560,000	677,600
11.75%, 2/15/2013	300,000	474,614
United Auto Group, Inc., 9.625%, 3/15/2012	615,000	687,263
Venetian Casino Resort LLC, 11.0%, 6/15/2010	585,000	666,900
VICORP Restaurants, Inc., 10.5%, 4/15/2011	370,000	368,150
Visteon Corp.:
7.0%, 3/10/2014 (e)	665,000	620,113
8.25%, 8/1/2010 (e)	500,000	515,000
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	530,000	568,425
Williams Scotsman, Inc., 9.875%, 6/1/2007	1,160,000	1,148,400
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	580,000	553,900
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	1,270,000	1,247,775
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	769,440	778,096
Young Broadcasting, Inc., 8.75%, 1/15/2014 (e)	1,030,000	1,011,975
		49,763,911
Consumer Staples 3.3%
Agrilink Foods, Inc., 11.875%, 11/1/2008	340,000	354,025
Duane Reade, Inc., 144A, 9.75%, 8/1/2011 (e)	735,000	687,225
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	590,000	212,400
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	290,000	300,150
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013 (e)	610,000	552,050
144A, 8.25%, 12/1/2013	220,000	199,100
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012 (e)	255,000	269,025
Revlon Consumer Products Corp., 9.0%, 11/1/2006	675,000	669,937
Rite Aid Corp.:
6.875%, 8/15/2013 (e)	640,000	582,400
11.25%, 7/1/2008	940,000	1,024,600
Standard Commercial Corp., 8.0%, 4/15/2012	360,000	369,900
Swift & Co., 12.5%, 1/1/2010 (e)	590,000	664,488
Wornick Co., 144A, 10.875%, 7/15/2011	555,000	607,725
		6,493,025
Energy 5.9%
Avista Corp., 9.75%, 6/1/2008	995,000	1,155,960
Chesapeake Energy Corp.:
6.875%, 1/15/2016	630,000	664,650
9.0%, 8/15/2012	185,000	212,750
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	260,000	262,600
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	155,000	149,575
7.125%, 5/15/2018 (e)	710,000	633,675
7.625%, 10/15/2026	235,000	203,863
144A, 9.875%, 7/15/2010	790,000	892,700
Edison Mission Energy, 7.73%, 6/15/2009	1,530,000	1,640,925
El Paso Production Holding Corp., 7.75%, 6/1/2013	860,000	896,550
Mission Resources Corp., 9.875%, 4/1/2011	630,000	677,250
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	835,000	847,525
Southern Natural Gas, 8.875%, 3/15/2010	470,000	529,925
Stone Energy Corp., 8.25%, 12/15/2011	940,000	1,024,600
Williams Cos., Inc.:
8.125%, 3/15/2012 (e)	900,000	1,039,500
8.75%, 3/15/2032	545,000	629,475
		11,461,523
Financials 8.4%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	565,000	381,375
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	995,000	1,024,850
Ahold Finance USA, Inc., 6.25%, 5/1/2009	915,000	949,312
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	390,000	417,300
AmeriCredit Corp., 9.25%, 5/1/2009	1,430,000	1,522,950
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	345,000	207,392
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	1,035,000	1,060,875
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	262,278	262,278
144A, 16.0%, 5/15/2012	264,812	291,955
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	1,060,000	1,131,550
Eaton Vance Corp., CDO, Series C-X, 13.68%, 7/15/2012*	3,420,827	34,208
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,090,000	1,262,043
FINOVA Group, Inc., 7.5%, 11/15/2009	5,843,650	2,804,952
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	180,000	0
Poster Financial Group, Inc., 8.75%, 12/1/2011	685,000	703,838
PXRE Capital Trust I, 8.85%, 2/1/2027	585,000	583,538
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	790,000	639,900
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	220,000	262,900
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	155,000	166,238
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	900,000	792,000
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	385,000	298,375
UGS Corp., 144A, 10.0%, 6/1/2012	310,000	353,400
Universal City Development, 11.75%, 4/1/2010	1,050,000	1,218,000
		16,369,229
Health Care 3.3%
AmeriPath, Inc., 10.5%, 4/1/2013	590,000	607,700
AmerisourceBergen Corp., 7.25%, 11/15/2012	105,000	115,238
Curative Health Services, Inc., 10.75%, 5/1/2011	290,000	239,975
Encore Medical Corp., 144A, 9.75%, 10/1/2012	350,000	350,875
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	630,000	639,450
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	915,000	958,462
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	435,000	441,525
Interactive Health LLC, 144A, 7.75%, 4/1/2011	460,000	400,200
National Mentor, Inc., 144A, 9.625%, 12/1/2012	245,000	258,475
Tenet Healthcare Corp., 6.375%, 12/1/2011 (e)	2,555,000	2,369,762
		6,381,662
Industrials 15.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	520,000	569,400
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	595,000	636,650
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	1,975,000	1,807,125
American Commercial Lines LLC, 6.25%, 6/30/2006	800,000	814,400
AMI Semiconductor, Inc., 10.75%, 2/1/2013	111,000	130,148
Avondale Mills, Inc.:
144A, 9.02%, 7/1/2012	665,000	598,500
10.25%, 7/1/2013 (e)	225,000	151,875
Browning-Ferris Industries:
7.4%, 9/15/2035	295,000	254,438
9.25%, 5/1/2021	375,000	393,750
Cenveo Corp., 7.875%, 12/1/2013	640,000	604,800
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	445,000	496,175
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,295,000	1,392,125
Collins & Aikman Products Co., 10.75%, 12/31/2011 (e)	1,000,000	1,012,500
Congoleum Corp., 8.625%, 8/1/2008*	350,000	325,500
Continental Airlines, Inc., 8.0%, 12/15/2005 (e)	655,000	618,975
Cornell Cos., Inc., 10.75%, 7/1/2012	795,000	836,738
Corrections Corp. of America, 9.875%, 5/1/2009	800,000	900,000
Dana Corp.:
7.0%, 3/1/2029	895,000	895,000
9.0%, 8/15/2011	650,000	780,000
Delta Air Lines, Inc.:
7.9%, 12/15/2009 (e)	295,000	163,725
8.3%, 12/15/2029	400,000	166,000
Eagle-Picher, Inc., 9.75%, 9/1/2013	250,000	256,250
Erico International Corp., 8.875%, 3/1/2012	425,000	444,125
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	180,000	124,200
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	455,000	452,611
GS Technologies Operating Co., Inc., 12.0%, 9/1/2024*	475,768	1,189
Interface, Inc.:
9.5%, 2/1/2014 (e)	125,000	135,000
10.375%, 2/1/2010	230,000	264,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	990,000	1,108,800
Joy Global, Inc., Series B, 8.75%, 3/15/2012	85,000	96,050
Kansas City Southern:
7.5%, 6/15/2009	850,000	885,062
9.5%, 10/1/2008	1,110,000	1,257,075
Laidlaw International, Inc., 10.75%, 6/15/2011	645,000	742,556
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	1,205,000	1,186,925
9.25%, 6/15/2008 (e)	1,075,000	1,212,062
Motors and Gears, Inc., 10.75%, 11/15/2006	1,265,000	1,236,537
Sea Containers Ltd., 10.5%, 5/15/2012	425,000	445,719
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	595,000	595,000
Ship Finance International Ltd., 8.5%, 12/15/2013	740,000	763,125
SPX Corp.:
6.25%, 6/15/2011 (e)	235,000	242,638
7.5%, 1/1/2013	770,000	829,675
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	385,000	390,775
10.375%, 7/1/2012	665,000	744,800
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	430,000	496,650
Thermadyne Holdings Corp., 9.25%, 2/1/2014	505,000	484,800
United Rentals North America, Inc.:
6.5%, 2/15/2012	665,000	651,700
7.0%, 2/15/2014 (e)	545,000	505,487
7.75%, 11/15/2013 (e)	335,000	321,600
Westlake Chemical Corp., 8.75%, 7/15/2011	67,000	75,543
		29,498,278
Information Technology 2.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	590,000	628,350
Itron, Inc., 144A, 7.75%, 5/15/2012	395,000	401,913
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (e)	1,780,000	1,526,350
7.25%, 7/15/2006 (e)	210,000	219,450
ON Semiconductor Corp., 13.0%, 5/15/2008 (e)	1,178,000	1,348,810
		4,124,873
Materials 14.5%
Aqua Chemical, Inc., 11.25%, 7/1/2008	715,000	568,425
ARCO Chemical Co., 9.8%, 2/1/2020 (e)	2,870,000	3,214,400
Associated Materials, Inc., Step-up Coupon, 0% to 3/01/2009, 11.25% to 3/01/2014	1,565,000	1,165,925
Boise Cascade LLC, 144A, 5.005%**, 10/15/2012	140,000	143,500
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	610,000	655,750
Constar International, Inc., 11.0%, 12/1/2012 (e)	635,000	655,637
Dayton Superior Corp.:
10.75%, 9/15/2008	590,000	643,100
13.0%, 6/15/2009	1,370,000	1,452,200
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	445,000	249,200
Georgia-Pacific Corp.:
8.0%, 1/15/2024	1,565,000	1,815,400
9.375%, 2/1/2013	775,000	902,875
Hercules, Inc.:
6.75%, 10/15/2029	495,000	511,087
11.125%, 11/15/2007 (e)	675,000	810,000
Hexcel Corp., 9.75%, 1/15/2009 (e)	605,000	632,225
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	880,000	1,045,000
Huntsman LLC, 11.625%, 10/15/2010	940,000	1,118,600
IMC Global, Inc., 10.875%, 8/1/2013 (e)	70,000	88,200
Intermet Corp., 9.75%, 6/15/2009* (e)	370,000	109,372
International Steel Group, Inc., 6.5%, 4/15/2014	1,345,000	1,429,062
MMI Products, Inc., Series B, 11.25%, 4/15/2007	595,000	606,900
Neenah Corp.:
144A, 11.0%, 9/30/2010	1,092,000	1,206,660
144A, 13.0%, 9/30/2013	629,624	645,365
Omnova Solutions, Inc., 11.25%, 6/1/2010	835,000	939,375
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (e)	235,000	255,563
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,215,000	486,000
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	155,000	139,500
11.125%, 9/1/2009	810,000	886,950
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	535,000	405,263
Radnor Holdings Corp., 11.0%, 3/15/2010	760,000	623,200
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	1,040,000	1,424,106
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	355,000	365,650
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	130,000	129,350
TriMas Corp., 9.875%, 6/15/2012	1,825,000	1,888,875
United States Steel Corp., 9.75%, 5/15/2010	744,000	855,600
United States Steel LLC, 10.75%, 8/1/2008	80,000	94,400
		28,162,715
Telecommunication Services 12.8%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	310,000	316,975
American Cellular Corp., Series B, 10.0%, 8/1/2011 (e)	2,430,000	2,053,350
American Tower Corp., 144A, 7.125%, 10/15/2012	460,000	465,750
AT&T Corp.:
7.3%, 11/15/2011	565,000	644,100
8.0%, 11/15/2031	640,000	741,600
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	120,000	119,400
8.375%, 1/15/2014 (e)	2,425,000	2,418,937
Crown Castle International Corp., 9.375%, 8/1/2011	435,000	487,200
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	390,000	398,775
Dobson Communications Corp., 8.875%, 10/1/2013	915,000	622,200
GCI, Inc., 7.25%, 2/15/2014	600,000	600,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	375,000	392,813
LCI International, Inc., 7.25%, 6/15/2007	955,000	904,862
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	330,000	294,525
MCI, Inc.:
6.688%, 5/1/2009	955,000	962,163
7.735%, 5/1/2014	2,125,000	2,172,812
Nextel Communications, Inc., 5.95%, 3/15/2014	420,000	427,350
Nextel Partners, Inc., 8.125%, 7/1/2011 (e)	565,000	621,500
Northern Telecom Capital, 7.875%, 6/15/2026	1,185,000	1,143,525
PanAmSat Corp., 144A, 9.0%, 8/15/2014	1,255,000	1,342,850
Qwest Corp., 7.25%, 9/15/2025	2,540,000	2,362,200
Qwest Services Corp.:
6.95%, 6/30/2010	615,000	628,991
144A, 13.5%, 12/15/2010 (e)	1,025,000	1,214,625
144A, 14.0%, 12/15/2014	950,000	1,173,250
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	520,000	525,200
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	235,000	195,638
Triton PCS, Inc., 8.5%, 6/1/2013	575,000	526,125
Ubiquitel Operating Co., 9.875%, 3/1/2011	255,000	279,863
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (e)	670,000	738,675
Western Wireless Corp., 9.25%, 7/15/2013	115,000	124,200
		24,899,454
Utilities 5.1%
AES Corp., 144A, 8.75%, 5/15/2013	235,000	266,138
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	470,000	532,275
144A, 10.25%, 11/15/2007	10,000	11,425
Aquila, Inc., 11.875%, 7/1/2012	250,000	347,500
Calpine Corp.:
8.25%, 8/15/2005 (e)	625,000	621,875
144A, 8.5%, 7/15/2010 (e)	1,000,000	792,500
CMS Energy Corp., 8.5%, 4/15/2011	255,000	290,063
DPL, Inc., 6.875%, 9/1/2011	1,545,000	1,680,187
Midwest Generation LLC, 8.75%, 5/1/2034	340,000	385,475
Mission Energy Holding Co., 13.5%, 7/15/2008	125,000	156,719
NorthWestern Corp., 144A, 5.875%, 11/1/2014	225,000	229,524
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,070,000	2,287,350
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	620,000	714,550
10.0%, 10/1/2009	520,000	624,000
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	850,000	909,500
		9,849,081
Total Corporate Bonds (Cost $183,894,864)		187,003,751

Foreign Bonds — US$ Denominated 26.7%
Consumer Discretionary 4.1%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	490,000	512,050
Antenna TV SA, 9.0%, 8/1/2007	492,000	495,690
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	230,000	244,950
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	995,000	1,124,350
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,025,000	1,178,750
Shaw Communications, Inc.:
7.2%, 12/15/2011 (e)	115,000	126,069
7.25%, 4/6/2011 (e)	365,000	399,675
8.25%, 4/11/2010	1,520,000	1,732,800
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,020,000	775,200
Vicap SA, 11.375%, 5/15/2007	230,000	232,875
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	395,000	402,900
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	715,000	691,762
		7,917,071
Consumer Staples 1.3%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	495,000	556,875
Cosan SA Industria E Comercio, 144A, 9.0%, 11/1/2009	230,000	235,750
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,810,000	1,819,050
		2,611,675
Energy 3.1%
Gazprom OAO, 144A, 9.625%, 3/1/2013	1,150,000	1,326,812
Luscar Coal Ltd., 9.75%, 10/15/2011	825,000	936,375
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	2,820,040	3,214,846
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	500,000	492,500
		5,970,533
Financials 1.3%
Conproca SA de CV, 12.0%, 6/16/2010	560,000	711,200
Eircom Funding, 8.25%, 8/15/2013	675,000	749,250
Mizuho Financial Group, 8.375%, 12/29/2049	345,000	382,640
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	785,000	698,650
		2,541,740
Health Care 0.4%
Biovail Corp., 7.875%, 4/1/2010	375,000	382,500
Elan Corp. PLC:
144A, 6.51%**, 11/15/2011	260,000	271,050
144A, 7.75%, 11/15/2011	215,000	227,363
		880,913
Industrials 2.9%
CP Ships Ltd., 10.375%, 7/15/2012	735,000	845,250
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007 (e)	1,820,000	1,920,100
11.75%, 6/15/2009	975,000	994,500
12.5%, 6/15/2012	540,000	615,600
LeGrand SA, 8.5%, 2/15/2025	635,000	736,600
Stena AB:
144A, 7.0%, 12/1/2016	225,000	220,500
9.625%, 12/1/2012	245,000	276,850
Supercanal Holding SA, 11.5%, 5/15/2005*	100,000	9,000
		5,618,400
Information Technology 0.4%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	750,000	733,125
Materials 5.0%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	435,000	445,875
Avecia Group PLC, 11.0%, 7/1/2009	1,645,000	1,546,300
Cascades, Inc., 7.25%, 2/15/2013	990,000	1,054,350
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	850,000	837,250
Corp. Durango SA:
13.125%, 8/1/2006* (e)	220,000	140,800
144A, 13.75%, 7/15/2009*	385,000	246,400
Crown Euro Holdings SA, 10.875%, 3/1/2013	520,000	614,900
ISPAT Inland ULC, 9.75%, 4/1/2014	835,000	1,008,262
Rhodia SA:
8.875%, 6/1/2011 (e)	535,000	524,300
10.25%, 6/1/2010 (e)	250,000	277,500
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	370,000	399,600
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	2,610,000	2,603,475
		9,699,012
Sovereign Bonds 2.3%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	750,000	882,187
Dominican Republic, 144A, 9.04%, 1/23/2013	295,000	252,962
Federative Republic of Brazil, 8.875%, 10/14/2019	905,000	908,394
Republic of Argentina:
11.375%, 3/15/2010*	1,440,000	460,800
Series BGL5, 11.375%, 1/30/2017*	580,000	191,400
11.75%, 4/7/2009*	525,000	169,313
11.75%, 6/15/2015*	270,000	86,400
Series 2031, 12.0%, 6/19/2031*	779,100	246,196
12.375%, 2/21/2012*	785,000	253,162
Republic of Turkey:
7.25%, 3/15/2015 (e)	400,000	402,000
9.0%, 6/30/2011 (e)	290,000	323,350
9.5%, 1/15/2014	140,000	161,700
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	799	687
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	290,000	236,959
		4,575,510
Telecommunication Services 5.3%
Alestra SA de RL de CV, 8.0%, 6/30/2010	185,000	148,000
Axtel SA, 11.0%, 12/15/2013	870,000	924,375
EMBRATEL, Series B, 11.0%, 12/15/2008	610,000	677,100
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	430,000	43
11.5%, 12/15/2007*	2,020,000	202
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	140,000	105,000
Inmarsat Finance PLC, 7.625%, 6/30/2012	750,000	766,875
Innova S. de R.L., 9.375%, 9/19/2013 (e)	435,000	492,638
INTELSAT, 6.5%, 11/1/2013	835,000	711,837
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	1,360,000	1,404,200
Mobifon Holdings BV, 12.5%, 7/31/2010	1,105,000	1,309,425
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010 (e)	500,000	516,250
Nortel Networks Corp., 6.875%, 9/1/2023 (e)	375,000	341,250
Nortel Networks Ltd., 6.125%, 2/15/2006	2,450,000	2,474,500
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	460,000	448,500
		10,320,195
Utilities 0.6%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (e)	1,570,000	1,122,550
Total Foreign Bonds — US$ Denominated (Cost $51,625,516)		51,990,724

Foreign Bonds — Non US$ Denominated 3.2%
Consumer Discretionary 0.2%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	370,000	497,356
Industrials 0.6%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	800,000	1,116,738
Materials 1.8%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	540,000	757,387
ISPAT Europe Group SA, 11.875%, 2/1/2011 EUR	1,435,000	2,203,463
Rhodia SA, 9.25%, 6/1/2011 EUR	500,000	658,078
		3,618,928
Sovereign Bonds 0.6%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	9,368,000	721,027
Republic of Argentina:
Series FEB, 8.0%, 2/26/2008* EUR	310,000	119,518
8.0%, 2/26/2008* EUR	415,000	165,516
11.25%, 4/10/2006* EUR	227,528	90,747
		1,096,808
Total Foreign Bonds — Non US$ Denominated (Cost $5,344,715)		6,329,830

Convertible Bond 0.7%
Consumer Discretionary 0.7%
DIMON, Inc., 6.25%, 3/31/2007	940,000	881,250
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	390,000	386,100
144A, Series EURO, 7.5%, 9/25/2006	60,000	59,400
Total Convertible Bond (Cost $1,302,006)		1,326,750

Asset Backed 1.1%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,000,000)	2,000,000	2,066,200
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	3,317	5,307
IMPSAT Fiber Networks, Inc.*	26,902	125,094
Total Common Stocks (Cost $1,473,808)		130,401

Warrants 0.0%
Dayton Superior Corp., 144A*	55	1
DeCrane Aircraft Holdings, Inc., 144A*	1,640	16
Destia Communications, Inc., 144A*	830	0
Hayes Lemmerz International, Inc.*	2,243	1,458
TravelCenters of America, Inc.*	170	850
Total Warrants (Cost $1,083)		2,325

Preferred Stocks 0.7%
Paxson Communications Corp., 14.25% (PIK)	118	886,987
TNP Enterprises, Inc. 14.5%, "D", (PIK)	4,890	564,795
Total Preferred Stocks (Cost $1,506,776)		1,451,782

Convertible Preferred Stocks 1.0%
Hercules Trust II, 6.50% (Cost $1,488,556)	2,145	1,876,875
	Units	Value ($)

Other 0.0%
SpinCycle, Inc., "F" (Common Stock Unit)*	51	56
SpinCycle, Inc. (Common Stock Unit)*	7,239	7,963
Total Other (Cost $17,692)		8,019
	Principal Amount ($)(c)	Value ($)

Loan Participation 0.9%
Intermet Corp., LIBOR plus .425%, 6.32%**, 3/31/2009 (Cost $1,897,345)	2,000,000	1,750,000
	Shares	Value ($)

Securities Lending Collateral 21.8%
Daily Assets Fund Institutional, 2.01% (d) (f) (Cost $42,519,910)	42,519,910	42,519,910

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 1.97% (b) (Cost $3,036,981)	3,036,981	3,036,981
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $296,109,252) (a)	153.9	299,493,548
Other Assets and Liabilities, Net	(20.5)	(39,909,874)
Notes Payable	(33.4)	(65,000,000)
Net Assets	100.0	194,583,674

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal Amount/Shares		Acquisition Cost	Value
Catalina Restaurant Group, Inc.	—	—	USD	3,317	$ 114,184	$ 5,307
Congoleum Corp.	8.625	8/1/2008	USD	350,000	250,824	325,500
Corp. Durango SA:	13.125	8/1/2006	USD	220,000	112,931	140,800
	13.75	7/15/2009	USD	385,000	204,416	246,400
Dayton Superior Corp.	—	—	USD	55	1	1
DeCrane Aircraft Holdings, Inc.	—	—	USD	1,640	0	16
Destia Communications, Inc.	—	—	USD	830	8	0
Dyersburg Corp.	9.75	9/1/2007	USD	790,000	812,500	79
Esprit Telecom Group PLC:	10.875	6/15/2008	USD	430,000	426,887	43
	11.5	12/15/2007	USD	2,020,000	2,099,632	202
FRD Acquisition Co.	12.5	7/15/2004	USD	180,000	0	0
GEO Specialty Chemicals, Inc.	10.125	8/1/2008	USD	445,000	$ 137,545	$ 249,200
Grupo Iusacell SA de CV	10	7/15/2004	USD	140,000	85,563	105,000
GS Technologies Operating Co., Inc.	12	9/1/2024	USD	475,768	470,146	1,189
Hayes Lemmerz International, Inc.	—	—	USD	2,243	224	1,458
Imperial Home Decor Group, Inc.	11	3/15/2008	USD	680,000	659,321	0
IMPSAT Fiber Networks, Inc.	—	—	USD	26,902	1,359,624	125,094
Intermet Corp.	6.32	3/31/2009	USD	2,000,000	1,897,345	1,750,000
	9.75	6/15/2009	USD	370,000	151,700	109,372
Oxford Automotive, Inc.	12	10/15/2010	USD	1,215,000	812,824	486,000
Republic of Argentina:	8	2/26/2008	EUR	310,000	100,097	119,518
	8	2/26/2008	EUR	415,000	133,685	165,516
	11.25	4/10/2006	EUR	227,528	76,243	90,747
	11.375	3/15/2010	USD	1,440,000	400,735	460,800
	11.375	1/30/2017	USD	580,000	173,751	191,400
	11.75	4/7/2009	USD	525,000	163,875	169,313
	11.75	6/15/2015	USD	270,000	83,768	86,400
	12	6/19/2031	USD	779,100	169,454	246,196
	12.375	2/21/2012	USD	785,000	209,061	253,162
SpinCycle, Inc. "F"	—	—	USD	51	3	56
SpinCycle, Inc.	—	—	USD	7,239	17,689	7,963
Supercanal Holding SA	11.5	5/15/2005	USD	100,000	10,000	9,000
TravelCenters of America, Inc.	—	—	USD	170	850	850
Trump Holdings & Funding	11.625	3/15/2010	USD	515,000	509,934	556,200
					$ 11,644,820	$ 5,902,782

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2004.

(a) The cost for federal income tax purposes was $297,356,243. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $2,137,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,078,931 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,941,626.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yields at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2004 amounted to $41,591,081, which is 21.4% of total net assets.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in kind.

CDO: Collateralized Debt Obligation

Currency Abbreviations
EUR	Euro	MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004
Assets
Investments: Investments in securities, at value (cost $250,552,361) — including $41,591,081 of securities loaned	$ 253,936,657
Investment in Scudder Cash Management QP Trust (cost $3,036,981)	3,036,981
Investment in Daily Assets Fund Institutional (cost $42,519,910)*	42,519,910
Total investments in securities, at value (cost $296,109,252)	299,493,548
Cash	2,361,612
Foreign currency, at value (cost $94,898)	95,155
Receivable for investments sold	1,553,454
Interest receivable	6,015,459
Other assets	33,185
Total assets	309,552,413
Liabilities
Payable for investments purchased	5,838,547
Notes payable	65,000,000
Dividends payable	142,230
Interest on notes payable	642,320
Payable upon return of securities loaned	42,519,910
Unrealized depreciation on forward foreign currency exchange contracts	518,890
Net payable on closed forward foreign currency exchange contracts	43,145
Accrued management fee	135,728
Other accrued expenses and payables	127,969
Total liabilities	114,968,739
Net assets, at value	$ 194,583,674
Net Assets
Net assets consist of: Undistributed net investment income	1,717,362
Net unrealized appreciation (depreciation) on: Investments	3,384,296
Foreign currency related transactions	(511,208)
Accumulated net realized gain (loss)	(87,404,597)
Paid-in capital	277,397,821
Net assets, at value	$ 194,583,674
Net Asset Value
Net Asset Value per share ($194,583,674 ÷ 31,656,241 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.15

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2004
Investment Income
Income: Interest	$ 23,398,215
Interest — Scudder Cash Management QP Trust	65,955
Securities lending income, including income from Daily Assets Fund Institutional	66,749
Dividends	340,247
Total Income	23,871,166
Expenses: Management fee	1,586,587
Services to shareholders	52,832
Custodian fees	49,577
Auditing	54,210
Legal	20,265
Trustees' fees and expenses	25,905
Reports to shareholders	93,650
Interest expense	1,248,816
Stock exchange listing fee	17,260
Other	44,693
Total expenses, before expense reductions	3,193,795
Expense reductions	(6,921)
Total expenses, after expense reductions	3,186,874
Net investment income	20,684,292
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,577,149
Foreign currency related transactions	(265,505)
3,311,644
Net unrealized appreciation (depreciation) during the period on: Investments	6,819,887
Foreign currency related transactions	(332,533)
6,487,354
Net gain (loss) on investment transactions	9,798,998
Net increase (decrease) in net assets resulting from operations	$ 30,483,290

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2004
Cash Flows from Operating Activities:
Investment income received	$ 22,082,510
Payment of operating expenses	(1,880,686)
Payment of interest expense	(793,420)
Proceeds from sales and maturities of investments	332,815,317
Purchases of investments	(331,268,872)
Net purchase, sales and maturities of short-term investments	(41,546,336)
Proceeds received for collateral on securities loaned	42,519,910
Cash provided (used) by operating activities	$ 21,928,423
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (19,776,827)
Cash provided (used) by financing activities	(19,776,827)
Increase (decrease) in cash	2,151,596
Cash at beginning of period*	305,171
Cash at end of period*	$ 2,456,767
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 30,483,290
Net (increase) decrease in cost of investments	(48,281,711)
Net (increase) decrease in unrealized appreciation on investments	(6,819,887)
(Increase) decrease in receivable for investments sold	1,721,594
(Increase) decrease in interest receivable	(174,755)
(Increase) decrease in unrealized appreciation on forward foreign currency exchange contracts	10,478
(Increase) decrease in other assets	66,461
Increase (decrease) in payable for investments purchased	1,586,870
Increase (decrease) in payable upon return of securities loaned	42,519,910
Increase (decrease) in unrealized depreciation on forward foreign currency exchange contracts	369,866
Increase (decrease) in interest on notes payable	455,396
Increase (decrease) in other accrued expenses and payables	(9,089)
Cash provided (used) by operating activities	$ 21,928,423
Non-Cash Financing Activities:
Reinvestment of distributions	$ 1,647,178

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2004	2003
Operations: Net investment income	$ 20,684,292	$ 20,314,591
Net realized gain (loss) on investment transactions	3,311,644	(7,466,795)
Net unrealized appreciation (depreciation) during the period on investment transactions	6,487,354	34,942,988
Net increase (decrease) in net assets resulting from operations	30,483,290	47,790,784
Distributions to shareholders from: Net investment income	(20,053,014)	(19,871,824)
Fund share transactions: Reinvestment of distributions	1,647,178	1,827,444
Net increase (decrease) in net assets from Fund share transactions	1,647,178	1,827,444
Increase (decrease) in net assets	12,077,454	29,746,404
Net assets at beginning of period	182,506,220	152,759,816
Net assets at end of period (including undistributed net investment income of $1,717,362 and $1,054,282, respectively)	$ 194,583,674	$ 182,506,220
Other information
Shares outstanding at beginning of period	31,404,803	31,101,710
Shares issued to shareholders in reinvestment of dividends	251,438	303,093
Shares outstanding at end of period	31,656,241	31,404,803

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 5.81	$ 4.91	$ 5.62	$ 6.09	$ 7.89
Income (loss) from investment operations:
Net investment income[b]	.66	.65	.72	.81	.90
Net realized and unrealized gain (loss) on investment transactions	.32	.89	(.72)	(.40)	(1.73)
Total from investment operations	.98	1.54	.00	.41	(.83)
Less distributions from: Net investment income	(.64)	(.64)	(.69)	(.88)	(.97)
Return of capital	—	—	(.02)	—	—
Total distributions	(.64)	(.64)	(.71)	(.88)	(.97)
Net asset value, end of period	$ 6.15	$ 5.81	$ 4.91	$ 5.62	$ 6.09
Market value, end of period	$ 7.39	$ 7.17	$ 5.40	$ 7.42	$ 7.19
Total Return
Based on net asset value (%)[c]	16.53	31.43	(1.53)	3.86	(12.57)
Based on market value (%)[c]	13.47	47.48	(18.19)	16.00	(5.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	183	153	173	185
Ratio of expenses (%)	1.71	1.72	2.07	2.78	2.74
Ratio of expenses excluding interest expense (%)	1.07	1.07	1.09	1.10	1.07
Ratio of net investment income (%)	11.08	12.16	13.87	13.31	12.32
Portfolio turnover rate (%)	135	154	110	47	65
Total debt outstanding at end of period ($ thousands)	65,000	65,000	65,000	65,000	50,000
Asset coverage per $1,000 of debt[d]	3,994	3,808	3,350	3,656	4,704

[a] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $86,158,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($335,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000) and November 30, 2011 ($16,502,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,370,639
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (86,158,000)
Net unrealized appreciation (depreciation) on investments	$ 2,137,305

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2004	2003
Distributions from ordinary income*	$ 20,053,014	$ 19,871,824

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at November 30, 2004. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2004, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $331,895,924 and $328,809,947, respectively. Purchases and sales of US Treasury obligations aggregated $1,013,650 and $2,549,281, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended November 30, 2004, the Advisor agreed to reimburse the Fund $1,384 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of univested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2004, the Fund's custodian fees were reduced by $5,537 for custody credits earned.

G. Forward Foreign Currency Exchange Contracts

As of November 30, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
EUR	3,070,961	USD	3,768,806	3/9/2005	$ (316,759)
EUR	366,760	USD	451,665	3/9/2005	(36,267)
EUR	274,860	USD	338,078	3/9/2005	(27,592)
EUR	74,639	USD	91,955	3/9/2005	(7,343)
EUR	310,000	USD	384,251	3/9/2005	(28,168)
EUR	53,626	USD	67,730	3/9/2005	(3,614)
EUR	80,439	USD	102,672	3/9/2005	(4,343)
EUR	183,700	USD	233,508	3/9/2005	(10,884)
EUR	229,162	USD	291,921	3/9/2005	(12,952)
EUR	49,784	USD	63,486	3/9/2005	(2,746)
EUR	29,760	USD	38,281	3/9/2005	(1,312)
EUR	684,089	USD	887,619	3/9/2005	(22,484)
EUR	482,797	USD	623,699	3/9/2005	(18,608)
EUR	60,226	USD	77,997	3/9/2005	(2,127)
EUR	181,718	USD	236,890	3/9/2005	(4,866)
EUR	54,835	USD	72,811	3/9/2005	(141)
EUR	93,487	USD	124,482	5/27/2005	(53)
MXN	8,031,193	USD	685,606	3/9/2005	(17,776)
MXN	306,929	USD	26,026	3/9/2005	(855)
Total unrealized depreciation					$ (518,890)
Currency Abbreviations
EUR	Euro	USD	United States Dollar
MXN	Mexican Peso

H. Borrowings

The notes payable represents a secured loan of $65,000,000 from Barton Capital Corporation at November 30, 2004. The note bears interest at the commercial paper rate plus dealer fees (1.78% at November 30, 2004) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which is renewable annually until May 28, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2004 was $65,000,000 with a weighted average interest rate of 1.54%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Scudder High Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder High Income Trust (the "Fund"), as of November 30, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High Income Trust at November 30, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2005
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	87
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	87
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

Additional Information (Unaudited)

Changes in Trustees and Officers

Effective December 30, 2004, the Board of Trustees increased the size of the Board and appointed William McClayton and Robert H. Wadsworth as Trustees of the fund. Fred B. Renwick retired from the Board of Trustees effective June 29, 2004 in connection with the fund's Annual Meeting of Shareholders.

On September 24, 2004, the Board of Trustees elected Julian F. Sluyters, who also serves as Chief Executive Officer of the fund, as President of the fund, replacing Brenda Lyons. The Board of Trustees also elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 12, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	811153-105
Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2004, Scudder High Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER HIGH INCOME TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal Year                         Audit-Related     Tax Fees    All Other
     Ended       Audit Fees Billed     Fees Billed       Billed    Fees Billed
  November 30,        to Fund           to Fund          to Fund     to Fund
--------------------------------------------------------------------------------
2004                 $41,613             $0              $7,343           $0
--------------------------------------------------------------------------------
2003                 $38,265             $0              $6,666           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related            Tax Fees            All Other
    Fiscal           Fees Billed to          Billed to          Fees Billed
     Year            Adviser and            Adviser and         to Adviser and
    Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 November 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                 $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                 $112,900                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                    Total
                                  Non-Audit
                                 Fees billed
                                  to Adviser
                                and Affiliated
                                 Fund Service          Total
                                  Providers          Non-Audit
                                 (engagements          Fees
                                   related          billed to
                                 directly to       Adviser and
                 Total          the operations   Affiliated Fund
                Non-Audit       and financial    Service Providers
               Fees Billed        reporting         (all other        Total of
Fiscal Year     to Fund          of the Fund)      engagements)       (A), (B)
   Ended
November 30,      (A)                 (B)               (C)            and (C)
--------------------------------------------------------------------------------
2004           $7,343              $0               $386,601         $393,944
--------------------------------------------------------------------------------
2003           $6,666              $0              $3,759,685       $3,766,351
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Donald L.
Dunaway(Chairman), Robert B. Hoffman, Lewis A. Burnham, and William McClayton
(effective December 30, 2004).

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various proposals, such as:

o        Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Item 8 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------
                                         (a)       (b)       (c)         (d)
                                                           Total
                                                           Number      Maximum
                                                          of Shares   Number of
                                                          Purchased  Shares that
                                                 Average as Part of   May Yet Be
                                        Total     Price   Publicly    Purchased
                                      Number of   Paid    Announced   Under the
                                       Shares      per    Plans or    Plans or
Period                                Purchased*  Share   Programs    Programs
--------------------------------------------------------------------------------

December 1 through December 31, 2003      n/a       n/a      n/a        n/a
January 1 through January 31, 2004        n/a       n/a      n/a        n/a
February 1 through February 29, 2004      n/a       n/a      n/a        n/a
March 1 through March 31, 2004            n/a       n/a      n/a        n/a
April 1 through April 30, 2004            n/a       n/a      n/a        n/a
May 1 through May 31, 2004                n/a       n/a      n/a        n/a
June 1 through June 30, 2004              n/a       n/a      n/a        n/a
July 1 through July 31, 2004              n/a       n/a      n/a        n/a
August 1 through August 31, 2004          n/a       n/a      n/a        n/a
September 1 through September 30, 2004    n/a       n/a      n/a        n/a
October 1 through October 31, 2004        n/a       n/a      n/a        n/a
November 1 through November 30, 2004      n/a       n/a      n/a        n/a

--------------------------------------------------------------------------------
Total                                     n/a       n/a      n/a        n/a
--------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005